Exhibit 99.1

ELS

Equity LifeStyle Properties

Our Story

One of the nation’s largest real estate networks with 376 properties containing over 138,000 sites in 32 states and British Columbia

Unique business model

Own the land

Low maintenance costs/customer turnover costs

Lease developed sites

High-quality real estate locations

More than 80 properties with lake, river or ocean frontage

More than 100 properties within 10 miles of coastal United States

Property locations are strongly correlated with population migration

Property locations in retirement and vacation destinations

Stable, predictable financial performance and fundamentals

Balance sheet flexibility

In business for more than 40 years

ELS

1

Property Location

Seattle 4 3 2 WA Portland OR CA NV 4 Boise ID 7

San Francisco 16 Salt lake City UT 4 Las Vegas 7 AZ Los Angeles 11 San Diego

6 Phoenix 25 NM ND MT WY CO Denver 9 TX San Antonio SD NE KS OK Dallas

Houston MN WI 4 Minneapolis Milwaukee 2 5 Chicago IA IL MO AR LA MI IN MS

3 OH Cincinnati WV Louisville KY Nashville TN Birmingham AL ME NY VT NH Boston

MA NY RI CT 3 6 6 PA 4 NJ 4 7 DE MD WV VA NC Charlotte SC FL 6 8 17 37 10 14 14 3

8 Miami

ELS

Steady, Predictable Revenue Streams Property Operating

Revenue Buckets(1)

Property/Site composition

201 manufactured/resort

home communities

71,500 sites

175 RV resorts

67,400 sites

Annuals 24,000

Seasonal 9,300

Transient 10,000

Membership sites 24,100

Transient 4.2%

Seasonal 3.2%

Annual Right to Use 8.8%

Annual RV 13.6%

Annual MH 70.2%

All Annual Revenue = 92.6%

Note:1) Property revenue buckets reflect Company’s estimated 2013 property operating revenues, derivable from our guidance furnished with the SEC as Exhibit 99.1 to the Form 8-K filed on October 22, 2013 (“ELS Reports Third Quarter Results”).

ELS

Our Customers

Customers own the units they place on our sites

Manufactured homes

Resort cottages (park models)

Recreational vehicles

We offer a lifestyle and a variety of product options to meet our customers’ needs

We seek to create long-term relationships with our customers

Manufactured Home

RV Resort Cottage

RV Site

ELS

Favorable Customer Demographics

The population of people age 55 and older is expected to grow 26% from 2015 to 2030.

U.S. Population Over Age 55 (in millions)

120,000,000

100,000,000

80,000,000

60,000,000

40,000,000

20,000,000

0

2015

2020

2025

2030

Sum of 55-59

Sum of 60-64

Sum of 65-69

Sum of 70-74

Sum of 75+

Note:

Sources: University of Michigan’s Survey Research Center 2005, Acxiom 2009, Statistical Surveys 2011, US Census 2008, US Census 2012.

RV Owners

8M - 9M RV owners

Over 200K RV sales in 2012

Average of 42K RV owners within 100 miles of each ELS resort

ELS

Track Record

Item	IPO Year - 1993	2013
Properties	41	376
Sites	12,312	138,869
States	16	32
FFO Per Share[1]	$0.47	$2.08
Normalized FFO Per Share[1]	$0.47	$2.51
Common Stock Price[2]	$6.44	$34.17
Enterprise Value[3]	$296 million	$5.4 billion
Dividend Paid Cumulative[4]	-	$15.97
Cumulative Total Return[5]	-	1,277%
S&P 500 Total Return[5]	-	470%

Note:
1) See page 20 for definition of FFO and Normalized FFO. The 1993 amount was determined from amounts presented in the 1996 Form 10-K. The 2013 FFO Per Share and Normalized FFO Per Share amounts are the midpoint of the estimated 2013 FFO Per Share and Normalized FFO Per Share ranges disclosed in our guidance furnished with the SEC as Exhibit 99.1 to the Form 8-K filed on October 22, 2013.
2) The 1993 stock price is adjusted for the stock split; the 2013 price is the closing price as of September 30, 2013.
3) The 2013 enterprise value is as of September 30, 2013. See page 10.
4) Source: SNL Financial. Includes dividends paid from IPO date of February 25, 1993 through September 30, 2013 and adjusted for the stock split.
5) Source: SNL Financial from IPO through September 30, 2013 (calculation assumes common dividend reinvestment).


5 Year - Total Return Performance
Total Return (%)
80
60
40
20
0
-20
-40
-60
-80
September-08
September-09
September-10
September-11
September-12
September-13
ELS (+46%)
SNL US REIT Equity (+38%) (2)
S&P 500 (+61%)


10 Year - Total Return Performance
Total Return (%)
250
200
150
100
50
0
-50
September-03
September-04
September-05
September-06
September-07
September-08
September-09
September-10
September-11
September-12
September-13
ELS (+160%)
SNL US REIT Equity (+164%) (2)
S&P 500 (+107%)

Notes:
Source: SNL Financial
1) Total return calculation assumes dividend reinvestment.
2) SNL US REIT Equity; Includes all publicly traded (NYSE, NYSE Amex, NASDAQ, OTC BB, Pink Sheets) Equity REITs in SNL's coverage universe.

ELS

6

Consistent Same Store NOI Growth and Out performance

Q3 1998-Q2 2013(1)

Same Store NOI Averages:

ELS 3.7%

REITs 2.4%

Apartments 2.6%

ELS has maintained positive same store NOI growth in all quarters since at least Q3 ’98

REIT Industry Apartments ELS Industry Average - 2.4% Apartments Average - 2.6% ELS Average - 3.7%

10%

9%

8%

7%

6%

5%

4%

3%

2%

1%

0%

-1%

-2%

-3%

-4%

-5%

-6%

-7%

-8%

-9%

-10%

3Q98

1Q99

3Q99 1Q00 3Q00 1Q01 3Q01 1Q02 3Q02 1Q03 3Q03 1Q04 3Q04 1Q05 3Q05 1Q06 3Q06 1Q07 3Q07 1Q08 3Q08 1Q09 3Q09 1Q10 3Q10 1Q11 3Q11 1Q12 3Q12 1Q13

Note:

1) Source for Same Store NOI data: Citi Investment Research, August 2013. Earliest quarter collected by Citi is third quarter of 1998. “REIT Industry” includes an index of REITs across a variety of asset classes, including regional malls, shopping centers, multifamily, student housing, manufactured homes, self storage, office, industrial, mixed office and specialty.

ELS

ELS vs. Multifamily

Same Store NOI Indexed Growth(1)

ELS compounded Same Store

NOI growth rates significantly

outperformed the REIT

Multifamily industry since 1999

FFO Multiples ELS Multifamily

1996-2001 (3) 12.9x 11.0x

2002-2011 (3) 16.9x 18.2x

2012 14.8x 19.1x

Same Store NOI Indexed Growth

180

170

160

150

140

130

120

110

100

1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012

Multifamily Index (2) ELS Index (2)

Note:

1) Source: Citi Investment Research, May 2013. Same Store Indexed Growth assumes initial investment of $100 multiplied by the annual same store NOI growth rate.

2) Source: Citi Investment Research, May 2013. Averages equal annualized quarterly same store NOI averages collected by Citi.

3) Source: SNL Financial. Average FFO Multiple for the period calculated on a trailing 12-month basis. Multiple equals stock price divided by FFO per share.

ELS

Capital Structure

As of September 30, 2013 (In millions)

Total enterprise value is $5.4 billion

Debt to enterprise value is 40.3%

$380 million available line of credit

OPU’s $262.5, 4.8%

Term Loan $200.0, 3.7%

Preferred $136.1, 2.5%

Mortgage Debt $1,994.3 36.7%

Common(1)

$2,848.3 52.3%

Note:

1) Stock price as of September 30, 2013.

ELS

2013 Refinancing(1)

$430 million secured debt

4.47% weighted average fixed rate

Approximately 18-year weighted average maturity

Defease $295 million of 2015 debt and $17 million of 2014 debt

Debt Maturity Comparison

Outstanding Debt (in thousands)

$600,000

$500,000

$400,000

$300,000

$200,000

$100,000

$0

2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2028 2033 2038

Year

Post-Refinancing Pre-Refinancing

Note:

1) As described in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2013, to date we have closed on $351 million of secured debt with a weighted average interest rate of 4.46% per annum. We expect the remaining debt to close no later than April 2014, subject to customary approvals and conditions.

ELS

Performance Update

197 Manufactured Home Communities(1)

Core(2) occupancy of 91.9% and up 224 sites since 12/31/2012

Core occupancy has grown 16 consecutive quarters through 9/30/2013

Core community base rental income growth for the ten months ended 10/31/2013 is 3.0%(3)

174 RV Resorts(1)

Core resort income growth for the ten months ended 10/31/2013 is 5.0%(3)

Annual growth rate for the ten months ended 10/31/2013 is 4.0%(3)

Note:

1) Excludes joint venture sites.

2) Core Portfolio is defined as properties acquired prior to December 31, 2011.

The Core Portfolio may change from time-to-time depending on acquisitions, dispositions and significant transactions or unique situations.

3) Compared to the ten months ended October 31, 2012.

ELS

Safe Harbor Statement

Under the Private Securities Litigation Reform Act of 1995:

The forward-looking statements contained in this presentation are subject to certain economic risks and uncertainties described under the heading “Risk Factors” in our 2012 Annual Report on Form 10-K and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2013. See Form 8-K filed October 22, 2013 for the full text of our forward-looking statements. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events. All projections are based on 2013 budgets, reforecasts and proforma expectations on recent investments.

Non GAAP Financial Measures

Net Income to FFO and Normalized FFO Reconciliation (In millions)

Computation of funds from operations 2009 2010 2011 2012 2013(1)

Net income available for common shares $34.0 $38.4 $22.8 $54.8 $105.1

Income allocated to common OP units 6.1 5.9 3.1 5.1 9.7

Series B Redeemable Preferred Stock Dividends - - 0.5 - -

Deferral of right-to-use contract revenue and commissions, net 13.2 9.4 7.1 3.5 3.7

Depreciation on real estate assets and other 70.3 69.3 81.2 100.0 102.6

Depreciation on rental homes 2.3 2.8 4.3 6.1 6.5

Depreciation on discontinued operations - - - - 1.5

Amortization of in-place leases - - 28.5 45.1 2.0

(Gain) loss on real estate (5.5) 0.2 - (4.6) (41.5)

Funds from operations 120.4 126.0 147.4 210.0 189.6

Change in fair value of contingent consideration asset - - - (0.5) (0.1)

Transaction costs - - 18.5 0.2 1.7

Loss from early extinguishment of debt - - - 0.5 37.9

Goodwill impairment - 3.6 - - -

Gain on sale of non-operating asset (0.8) - - - -

Normalized funds from operations $119.6 $129.6 $165.9 $210.2 $229.1

Note:

1) The 2013 amount is the midpoint of an estimated range. See our guidance furnished with the SEC as Exhibit 99.1 to the Form 8-K filed on October 22, 2013.

ELS

Non GAAP Financial Measures

Funds from Operations (“FFO”) is a non-GAAP financial measure. We believe FFO, as defined by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), is generally an appropriate measure of performance for an equity REIT. While FFO is a relevant and widely used measure of operating performance for equity REITs, it does not represent cash flow from operations or net income as defined by GAAP, and it should not be considered as an alternative to these indicators in evaluating liquidity or operating performance.

We define FFO as net income, computed in accordance with GAAP, excluding gains and actual or estimated losses from sales of properties, plus real estate related depreciation and amortization, impairments, if any, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. We receive up-front non-refundable payments from the entry of right-to-use contracts. In accordance with GAAP, the upfront non-refundable payments and related commissions are deferred and amortized over the estimated customer life. Although the NAREIT definition of FFO does not address the treatment of non-refundable right-to-use payments, we believe that it is appropriate to adjust for the impact of the deferral activity in our calculation of FFO.

Normalized Funds from Operations (“Normalized FFO”) is a non-GAAP measure. We define Normalized FFO as FFO excluding the following non-operating income and expense items: a) the financial impact of contingent consideration; b) gains and losses from early debt extinguishment, including prepayment penalties and defeasance costs; c) property acquisition and other transaction costs related to mergers and acquisitions; and d) other miscellaneous non-comparable items.

We believe that FFO and Normalized FFO are helpful to investors as supplemental measures of the performance of an equity REIT. We believe that by excluding the effect of depreciation, amortization and actual or estimated gains or losses from sales of real estate, all of which are based on historical costs and which may be of limited relevance in evaluating current performance, FFO can facilitate comparisons of operating performance between periods and among other equity REITs. We further believe that Normalized FFO provides useful information to investors, analysts and our management because it allows them to compare our operating performance to the operating performance of other real estate companies and between periods on a consistent basis without having to account for differences not related to our operations. For example, we believe that excluding the early extinguishment of debt, property acquisition and other transaction costs related to mergers and acquisitions and the change in fair value of our contingent consideration asset from Normalized FFO allows investors, analysts and our management to assess the sustainability of operating performance in future periods because these costs do not affect the future operations of the properties. In some cases, we provide information about identified non-cash components of FFO and Normalized FFO because it allows investors, analysts and our management to assess the impact of those items.

Investors should review FFO and Normalized FFO along with GAAP net income and cash flow from operating activities, investing activities and financing activities, when evaluating an equity REIT’s operating performance. We compute FFO in accordance with our interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do. Normalized FFO presented herein is not necessarily comparable to normalized FFO presented by other real estate companies due to the fact that not all real estate companies use the same methodology for computing this amount. FFO and Normalized FFO do not represent cash generated from operating activities in accordance with GAAP, nor do they represent cash available to pay distributions and should not be considered as an alternative to net income, determined in accordance with GAAP, as an indication of our financial performance, or to cash flow from operating activities, determined in accordance with GAAP, as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make cash distributions.

ELS

Equity LifeStyle Properties

TWO NORTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS 60606

800-247-5279 | WWW.EQUITYLIFESTYLE.COM